                                                                 EXHIBIT 10.16.5

                               AMENDMENT NUMBER FIVE TO
                             LOAN AND SECURITY AGREEMENT


     This AMENDMENT NUMBER FIVE TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of December 29, 1998, by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, on the one hand, and, on the other hand, COMMUNICATION TELESYSTEMS INTERNATIONAL, dba WORLDxCHANGE Communications, a California corporation ("WXCC"), with its chief executive office located at 9999 Willow Creek Road, San Diego, California 92131, WXL COMMUNICATIONS, LTD., a Canadian corporation ("WXLC"), with its chief executive office located at 9999 Willow Creek Road, San Diego, California 92131, and CTS TELCOM, INC., a Florida corporation ("CTST"), with its chief executive office located at 9999 Willow Creek Road, San Diego, California 92131 (WXCC, WXLC, and CTST, and each of them, and any one or more of them, jointly and severally, individually and collectively, "Borrower"), with reference to the following facts:

     A. WHEREAS, Foothill, as lender, and Borrower are parties to that certain Loan and Security Agreement, dated as of March 11, 1997, as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of December 31, 1997, as amended by that certain Amendment No. Two to the Loan and Security Agreement, dated as of February 20, 1998, as amended by that certain Amendment Number Three to Loan and Security Agreement, dated as of April 27, 1998, and as amended by that certain Amendment Number Four to Loan and Security Agreement, dated as of August 25, 1998 (as from time to time amended, modified, supplemented, renewed, extended, or restated, including, without limitation, by this Amendment Number Five and by the prior amendments to the aforesaid loan agreement specifically referred to above, the "Loan Agreement");

     B. WHEREAS, Borrower has requested Foothill to (i) amend the Loan Agreement to revise the minimum consolidated net worth required under
          SECTION 6.11 of the Loan Agreement, (ii) consent to the change of the name WXLC to "WorldxChange Communications, Inc.," (iii) consent to the creation of a new subsidiary of WXCC to be named "CTS Telcom Holdings, Inc. ("Holdings"), and (iv) consent to the contribution of the capital stock of CTST to Holdings;

     C. WHEREAS, Foothill is willing to (i) so amend the Loan Agreement in accordance with the terms and conditions hereof to revise the consolidated net worth required under SECTION 6.11 of the Loan Agreement as set forth herein, (ii) consent to the change of the name of WXLC to "WorldxChange Communications, Inc.," (iii) consent to the creation of a new subsidiary of WXCC to be named "CTS Telcom Holdings, Inc. ("Holdings"), and (iv) consent to the contribution of the capital stock of CTST to Holdings;

     D. NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

                                          1.

          1.   INITIALLY CAPITALIZED TERMS.

          All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

          2.   AMENDMENTS TO THE LOAN AGREEMENT.

               a. The reference to "WXL Communications, Ltd." contained in the initial paragraph to the Loan Agreement, and each subsequent reference thereto contained therein is hereby deleted and replaced in its entirety with "WorldxChange Communications, Inc."

               b. The reference to "WXLC" contained in the initial paragraph to the Loan Agreement, and each subsequent reference thereto contained therein is hereby deleted and replaced in its entirety with "WXC,"

               c. SECTION 1.1 of the Loan Agreement hereby is amended by adding the following defined terms in alphabetical order:

               "FIFTH AMENDMENT means, that certain Amendment Number Five to Loan and Security Agreement, dated as of December 29, 1998, between Foothill and Borrower."

               "FIFTH AMENDMENT CLOSING DATE means the date on which all conditions precedent to the Fifth Amendment are satisfied and Foothill shall make the Term Loan."

               "WXC" has the meaning ascribed to such term in the introductory paragraph of this Agreement."

               d. SECTION 1.1 of the Loan Agreement hereby is amended, effective as of September 30, 1998, by adding the following defined term in its entirety in alphabetical order:

               "TANGIBLE NET WORTH means, as of any date of determination, the difference of (a) Borrower's total stockholder's equity, MINUS (b) the sum of; (i) all Intangible Assets of Borrower, (ii) all of Borrower's prepaid expenses, and (iii) all amounts due to Borrower from Affiliates which are not Subsidiaries PLUS (c) the sum of; (1) the non-cash portion of any foreign currency translation adjustments reflected on the balance sheet of Borrower or any of its Subsidiaries in accordance with the Financial Accounting Standards Board, Statement of Financial Accounting Standards, Number 52, (2) all amounts due under all secured and unsecured Indebtedness subject to Subordination Agreements approved in writing by Foothill prior to any such date of determination, (3) any amounts due to any Affiliate of Borrower which is not a Subsidiary of Borrower in connection with any note payable from Borrower to such Affiliate, and (4) any amounts received in connection with the issuance of any preferred shares of the capital stock of Borrower, whether or not such preferred shares are convertible into shares of the common capital stock of Borrower."

                                          2.

               e. SECTION 1.1 of the Loan Agreement is hereby amended by deleting the following defined terms in their entirety and replacing them in their entirety with the defined terms set forth below in alphabetical order:

               "BORROWER means WXCC, WXC, and CTST, and each of them, and any one or more of them, collectively and individually, and jointly and severally, and any other Person that now or in the future executes and delivers a joinder to this Agreement as a Borrower."

               "GUARANTY REAFFIRMATION AND CONSENT" means that certain guaranty reaffirmation and consent, dated as of December 29, 1998, entered into by each of the Guarantors in favor of Foothill."

               "LOAN DOCUMENTS means, this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Canadian Security Agreements, the Pledge Agreements, the Disbursement Letter, the Guarantees, the Guaranty Reaffirmation and Consent, the Tel-Save Intercreditor Agreement, the Lockbox Agreements, any Mortgages hereafter delivered by Borrower to Foothill, the Suretyship Agreement, any note or notes executed by Borrower and payable to Foothill, and any other agreement entered into, now or in the future, in connection with this Agreement."

               f. SECTION 1.1 of the Loan Agreement is hereby amended, effective as of September 30, 1998, by deleting the following defined term in its entirety and replacing it in its entirety with the defined term set forth below:

               "SPECIFIED AMOUNT" means, with respect to each of Borrower's fiscal quarters set forth below, the corresponding amount set forth below.


               QUARTER ENDING           SPECIFIED AMOUNT
               --------------           ----------------
               September 30, 1998       < $23,000,000 >

               December 31, 1998        < $35,700,000 >

               March 31, 1999           < $46,200,000 >

               June 30, 1999            < $49,200,000 >

               September 30, 1999       < $45,200,000 >

               December 31, 1999        < $43,200,000 >

               g. SECTION 1.1 of the Loan Agreement is hereby amended by deleting the following defined terms in their entirety:

                                          3.

          "ADJUSTED CONSOLIDATED NET WORTH"

          "GUARANTY REAFFIRMATION AND CONSENT"

          "WXLC"

               h. SECTION 1.2 of the Loan Agreement is hereby amended by inserting the following in its entirety immediately after the final sentence thereof:

          "Should any Person become an additional Borrower after the Closing Date with the consent of Foothill by executing and delivering a joinder to this Agreement, Borrower and Foothill will negotiate in good faith to, at Foothill's option, either redetermine the relevant accounting or financial amounts or ratios herein for Borrower or determine new accounting or financial amounts or ratios in respect of such additional Borrower on a separate basis, in each case, at reasonable levels within thirty days following the date of such joinder taking into account the effect of such joinder."

          (The foregoing shall not apply to the entry of Holdings into a joinder in connection with this Amendment.)

               i. SECTION 1.4 of the Loan Agreement is hereby amended by deleting final sentence thereof in its entirety and replacing it with the following:

          "Any reference in this Agreement or in the Loan Documents to this Agreement or any of the Loan Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, joinders, substitutions, and supplements, thereto and thereof, as applicable."

               j. Effective as of September 30, 1998, SECTION 6.11 of the Loan Agreement hereby is deleted in its entirety and the following is hereby substituted in lieu thereof:

          "6.11 FINANCIAL COVENANT. Maintain minimum Tangible Net Worth of not less than the Specified Amount, measured on a fiscal quarter-end basis."

               k. Effective as of September 30, 1998, SECTION 7.8(b) of the Loan Agreement hereby is deleted in its entirety and the following is hereby substituted in lieu thereof:

          "(b) pay any principal with respect to any Indebtedness that is subordinated to the Obligations under a Subordination Agreement (regardless of the maturity or principal amortization terms of such subordinated Indebtedness as between Borrower and the holders thereof), or make any payment with respect to such subordinated Indebtedness in violation of the terms of the Subordination Agreement applicable thereto (giving maximum effect to any optional or discretionary right of Borrower to subordinate or defer payment of such subordinated Indebtedness to payment of the Obligations); PROVIDED, HOWEVER, that Borrower may make principal payments with respect to such subordinated Indebtedness (i) during any fiscal year in an amount not to exceed $300,000, so long as after giving effect to such payment, Borrower has Total Availability of not less than $1,000,000, and
(ii) during any fiscal year in an amount in excess of $300,000 so long as (y) at the time of the making of such payment, Borrower has a

                                          4.

Tangible Net Worth equal to the Specified Amount plus $5,000,000, or greater, and (z) so long as after giving effect to such payment, Borrower has Total Availability of not less than $2,000,000; and"

               l. The following new SECTION 6.20 is added to the Loan Agreement in its entirety, immediately following the existing SECTION 6.19 thereof:

          "6.20 JOINDER. In connection with any means an acquisition of all or substantially all of the assets or Stock of any existing Borrower by any Subsidiary or Affiliate of any other existing Borrower, subject to the prior written consent of Foothill and in accordance with the terms of this Agreement (a "Permitted Acquisition"), so long as no Event of Default shall have occurred and be continuing or would result from the consummation of the Permitted Acquisition, such other existing Borrower shall cause each of the following to be satisfied: (a) cause each such Subsidiary or Affiliate to execute and deliver all appropriate joinder documents to make it a Borrower under this Agreement,
(b) cause each such Subsidiary or Affiliate to execute and deliver any other appropriate joinder documents to the Loan Documents and of appropriate UCC-1 financing statements, fixture filings, Collateral Access Agreements, in each case as determined by Foothill in its sole credit judgment; (c) cause the execution and delivery by the holders of the capital stock of any such Subsidiary or Affiliate of appropriate supplements to the Pledge Agreement, and the delivery to Foothill of possession of the original stock certificates, respecting all of the issued and outstanding shares of stock of such Subsidiary or Affiliate, together with stock powers with respect thereto endorsed in blank.

          3. CONSENT TO CERTAIN TRANSACTIONS. Anything contained in the Loan Agreement or the other Loan Documents to the contrary notwithstanding, Foothill hereby consents:

               a. to the change of the name of WXLC to "WorldxChange Communications, Inc.;"

               b.   to the creation of Holdings as a new Subsidiary of WXCC; and

               c. to the contribution of 100% of the capital stock of CTST to Holdings.

          4. OMNIBUS AMENDMENT TO OTHER LOAN DOCUMENTS. Each reference to "WXL Communications, Ltd." and all other references to "WXLC" contained in each other Loan Document is hereby deleted and replaced in its entirety with "WorldxChange Communications, Inc." and "WXC," MUTATIS MUTANDIS.

          5. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Loan Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

                                          5.

          6. CONDITIONS PRECEDENT TO AMENDMENT. The satisfaction of each of the following on or before the Fifth Amendment Closing Date shall constitute conditions precedent to the effectiveness of this Amendment:

               a. Each Guarantor shall have executed and delivered the Guaranty Reaffirmation and Consent in form and substance satisfactory to Foothill;

               b. Holdings shall have executed and delivered a joinder to the Loan Agreement in form and substance satisfactory to Foothill;

               c. WXCC shall have executed and delivered appropriate supplements to the Pledge Agreement, and the delivery to Foothill of possession of the original stock certificates, respecting all of the issued and outstanding shares of stock of Holdings, together with stock powers with respect thereto endorsed in blank, in form and substance satisfactory to Foothill;

               d. Foothill shall have received an amendment fee in the amount of $10,000 in connection herewith;

               e. Borrower shall have executed and delivered an officer's certificate with respect to this Fifth Amendment in form and substance satisfactory to Foothill;

               f. Foothill shall have received the acknowledgment and agreement of each of its Participants in the secured credit facilities extended to Borrower under the Agreement to this Amendment;

               g. The representations and warranties in this Amendment, the Loan Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

               h. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

               i. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates;

               j. The Collateral shall not have declined materially in value from the values set forth in the most recent appraisals or field examinations previously done by Foothill; and

               k. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

                                          6.

          7. EFFECT ON LOAN AGREEMENT. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Loan Agreement, as in effect prior to the date hereof. The consents contained herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which each such consents are based, shall not excuse future non-compliance with the Loan Agreement or any other Loan Document, (as they may from time to time be amended), except and only to the extent expressly set forth herein, shall not operate as a waiver of an amendment of any right, power or remedy of Foothill, nor as a consent to any further or other matter, under any of the Loan Documents.

          8. FURTHER ASSURANCES. Borrower shall, and shall cause Guarantor to, execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under this Amendment and the Loan Agreement, as amended by this Amendment.

          9.   MISCELLANEOUS.

               a. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

               b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

               c. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.


                     [Remainder of page intentionally left blank]


                                          7.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


                                   FOOTHILL CAPITAL CORPORATION,
                                   a California corporation

                                   By
                                      ------------------------------
                                   Title:
                                         ------------------------------


                                   COMMUNICATION TELESYSTEMS
                                   INTERNATIONAL, dba
                                   WORLDxCHANGE COMMUNICATIONS,
                                   a California corporation

                                   By /s/ Edward S. Soren
                                      ------------------------------
                                   Title:  Chairman of the Board
                                         -------------------------


                                   WXL COMMUNICATIONS, LTD.,
                                   a Canadian corporation

                                   By /s/ Edward S. Soren
                                      ------------------------------
                                   Title:       President
                                       -----------------------------


                                   CTS TELCOM, INC.,
                                   a Florida corporation

                                   By /s/ Edward S. Soren
                                      ------------------------------
                                   Title:     President
                                       -----------------------------



[APPROVED BY
LEGAL DEPT.
-----------
/s/ [ILLEGIBLE]
---------------
ATTORNEY, DATE]
---------------


                             8.